Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL & ACCOUNTING OFFICER

PURSUANT TO 18 USC § 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Voyant International Corporation (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), I, David Wells, Chief Financial Officer (Principal Financial Officer) of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the date and for the periods indicated.

Date: June 19, 2009
/s/ David Wells
David Wells Chief Financial Officer (Principal Financial Officer)